UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

FMC STRATEGIC VALUE FUND

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

FIRST MANHATTAN CO.

437 Madison Avenue

New York, NY 10022

Distributor:

SEI INVESTMENTS DISTRIBUTION CO.

Oaks, PA 19456

Administrator:

SEI INVESTMENTS GLOBAL FUNDS SERVICES

Oaks, PA 19456

Legal Counsel:

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20036

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.

FMC-AR-001-1100

FMC STRATEGIC

VALUE FUND

Ticker Symbol: FMSVX

Annual Report

October 31, 2011

Advised By:

Manager’s Discussion of Fund Performance

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the periods indicated:

	Periods Ended October 31, 2011
	Six months	Twelve months
FMC Strategic Value Fund	(18.36)%	2.47%
Russell 2000 Value Index	(13.94)%	3.54%

In our April 2011 letter to shareholders we expressed surprise at the overall market strength during the previous six months. So while some correction might have been expected, we were similarly surprised by the significant weakness and extreme volatility in recent months. Our 18% decline in the six month period is after a strong recovery in the month of October. During the past six months, the declines were virtually across the board; there are no one or two sectors or specific stocks we would single out as responsible for the decline. For the twelve month period our modest gain can essentially be attributed to significant appreciation in two of our energy holdings – Approach Resources and Range Resources.

While the steep decline experienced during the July – September time period reminds us of the 2007 – 2008 market, the overall level of fear that has developed was not expected. Notwithstanding the obvious that continental Europe has its fiscal and monetary problems and that U.S. politicians cannot find a solution or compromise to address the growing budget deficit and the high unemployment rate, the U.S. economy is no longer in a recession and companies by and large have made significant financial progress over the past two to three years, including both reported profits and balance sheet strength. Outside of the construction sector, both residential and commercial, there are few industries that have not been on the mend. We recognize that the economic and political issues both here and abroad cast an uncertain outlook on 2012, but the consensus calls for some growth, albeit slow growth, notwithstanding the headwinds faced in Europe. The current stock market level does raise the question as to what degree an uncertain economic outlook is already discounted?

For our part, we think stocks are cheap. The table below shows the current valuation of six key portfolio holdings. All are selling at a steep discount to P/E in the S&P 500 Index, now at 14.4X, down from over 17X a year ago. Current year P/E is the lowest on record since 1989-1990. While not all companies are reporting record results, they all are recording solid and improved profits and free cash flow this year. The resulting low P/E multiples and high free cash flow yields bode well for long-term appreciation, in our opinion.

Company	Price 11/30/2011	% below 12 month high	2011 Est EPS	P/E	Free cash flow/share	Free cash flow/yield

Agrium	$70.00	29%	$9.00	7.8	$7.60	10.9%
Federal Mogul	14.60	46%	2.00	7.3	2.00	14.3
Huntsman	10.90	49%	1.85	5.9	2.20	20.2
Jarden	31.15	17%	3.40	9.2	3.50	11.2
Neenah Paper	18.70	21%	1.80	10.4	2.40	12.8
R.R. Donnelley	15.00	30%	1.85	8.1	3.35	22.3

In our last letter to shareholders we indicated that because we thought stock values were fair, we had no new additions to report. Not so this time. Our recent purchases include VCA Antech and MTS Systems Corp.

VCA Antech (WOOF) is in two main businesses both related to the veterinary industry and all in the U.S. WOOF is the largest operator in the U.S. of animal hospitals covering over forty states and providing a full range of medical and surgical services. WOOF is also a leader in laboratory diagnostic testing through over 50 independent labs in the U.S. The diagnostic menu is broad including pathology, hematology, endocrinology, etc.

The demographics of the pet industry have been very favorable; pet spending per household has grown robustly over the last decade as have veterinary services. While veterinary care spending is relatively defensive over time, it is not totally immune to a recession. As such, WOOF’s earnings trend has flattened out in recent years compared to its historic growth trajectory. In our view, maintaining profitability in tough economic times represents solid performance but it is not acceptable to growth stock investors. Consequently, they exited leading to a 30% decline in the stock price. We paid less than 12X estimated 2011 EPS for our position and less than 11X estimated 2012 EPS of $1.60. We think this is a very conservative price for a high quality business where virtually all the earnings represent free cash flow. The latter has largely been used to acquire animal hospitals, made up primarily of mostly smaller “mom and pop” hospitals. The laboratory business, which accounts for 20% of revenues but 50% of profits because of its 30% plus operating margins, is expanding organically. On balance, with any sustained economic improvement, the top line should resume growth, margins should improve, and EPS of $2.00 are well within sight. A return to a still conservative P/E of 13X would yield a return of 50% over the next few years on our cost.

MTS Systems Corp. (MTSC) is an engineering intensive company that designs and manufactures test and sensing equipment. Testing equipment is developed for engineers, largely in the aerospace, automotive and biomedical industries to help them optimize their design, improve productivity and enhance time-to-market performance. The sensors help fixed and mobile equipment manufacturers to automate their machine function. Customers include Caterpillar, Deere, Parker Hannifin, Siemens, etc.

MTS has a record of impressive profit growth including attractive operating margins. Margins for the test business are typically well over 10% while margins for the sensors business are well over 20%. After taking its lumps in fiscal (September) 2009 – 2010, earnings recovered strongly this year reaching a record $3.24 per share. The business is not capital intensive so free cash flow represents at least 100% of net income. As management is one of the few that are not actively looking for acquisitions, free cash flow has largely been used to steadily repurchase its own stock. In the current year alone, the average shares outstanding are lower by 5%. The balance sheet is very strong with more than $4.00 per share in net cash at the end of September. Thus, net of the cash, we paid about 11X 2011 estimated EPS for our position, a very conservative value in our opinion. We note that the depressed stock price was caused in part by MTS’s being suspended by the U. S. Government from writing new business owing to faulty reporting on certain forms. The issue has since been resolved, no fines or penalties were incurred and MTS is again writing business with the U.S. Government.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman

Portfolio Manager

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2011
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Strategic Value Fund(1)	2.47%	13.56%	1.06%	9.24%
Russell 2000 Value Index(2)	3.54%	9.52%	(1.42)%	7.63%

(1)

The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2011

	Shares	Value (000)
Common Stock (95.2%)
Automotive (10.9%)
Drew Industries	350,000	$8,411
Federal-Mogul*	463,000	7,806
Spartan Motors	825,000	4,042

		20,259

Basic Industry (6.4%)
Harsco	185,000	4,264
Mueller Industries	190,000	7,685

		11,949

Chemicals (3.0%)
Huntsman	480,000	5,635

Energy (19.5%)
Approach Resources*	440,000	10,740
CE Franklin Ltd.*	817,700	6,967
Petroplus Holdings*(1)	136,500	818
Range Resources	190,000	13,080
Weatherford International Ltd.*	300,000	4,650

		36,255

Financial Services (4.4%)
American Safety Insurance Holdings Ltd.*	250,000	5,103
Old Republic International	335,000	2,961

		8,064

Food (2.6%)
Agrium	58,000	4,773

Industrial/Manufacturing (8.9%)
Actuant, Cl A	67,400	1,517
Allegheny Technologies	90,000	4,176
AZZ	160,000	7,146
Mettler-Toledo International*	24,000	3,686

		16,525

Miscellaneous Consumer (9.6%)
Jarden	300,000	9,609
Prestige Brands Holdings*	775,000	8,199

		17,808

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2011

	Shares/Face Amount (000)	Value (000)

Paper (2.7%)
Neenah Paper	300,000	$4,950

Printing & Publishing (4.7%)
Cenveo*	895,000	3,356
RR Donnelley & Sons	325,000	5,298

		8,654

Real Estate Investment Trust (2.3%)
Mack-Cali Realty	150,000	4,209

Services (7.4%)
American Reprographics*	531,150	2,119
Moody’s	86,300	3,063
United Stationers	270,000	8,589

		13,771

Technology (4.4%)
MTS Systems	74,954	2,749
Polycom*	327,000	5,405

		8,154

Telecommunications (3.5%)
Frontier Communications	500,000	3,130
Tekelec*	333,000	3,270

		6,400

Transportation Equipment (3.3%)
Commercial Vehicle Group*	550,000	6,067

Veterinary Services (1.6%)
VCA Antech*	150,000	3,048

Total Common Stock
(Cost $157,446)		176,521

Corporate Obligations (0.8%)
Cenveo
7.875%, 12/01/13	$1,350	1,114
Mueller Industries
6.000%, 11/01/14	425	425

Total Corporate Obligations
(Cost $1,742)		1,539

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2011

	Shares	Value (000)

Short-Term Investment (3.3%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2)	6,165,353	$ 6,165

(Cost $6,165)
Total Investments (99.3%)
(Cost $165,353)		$184,225

Percentages are based on Net Assets (in thousands) of $185,490.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of October 31, 2011.

Cl – Class

Ltd. – Limited

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

October 31, 2011

Assets:
Investments at Value (Cost $165,353)	$184,225
Receivable for Investment Securities Sold	1,425
Dividend and Interest Receivable	95
Receivable for Capital Shares Sold	21
Other Assets	13
Total Assets	185,779
Liabilities:
Payable to Investment Adviser	150
Payable for Capital Shares Redeemed	75
Payable to Administrator	18
Payable to Trustees and Officers	4
Other Accrued Expenses	42
Total Liabilities	289
Net Assets	$185,490

Net Assets Consist of:
Paid-in Capital	$166,973
Accumulated Net Realized Loss on Investments	(355)
Net Unrealized Appreciation on Investments	18,872
Net Assets	$185,490

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,563,103	(1)
Net Asset Value, Offering and Redemption Price Per Share	$21.66

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Year Ended October 31, 2011

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $12)	$2,813
Interest Income	146
Total Investment Income	2,959
Expenses:
Investment Advisory Fees	2,050
Administration Fees	240
Trustees’ and Officers’ Fees	14
Transfer Agent Fees	49
Professional Fees	45
Printing Fees	24
Registration and Filing Fees	21
Custodian Fees	9
Other Expenses	21
Total Expenses	2,473
Net Investment Income	486
Net Realized Gain on Investments	1,001
Net Change in Unrealized Appreciation on Investments	3,662
Net Realized and Unrealized Gain on Investments	4,663
Net Increase in Net Assets Resulting From Operations	$5,149

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Years Ended October 31,

	2011	2010
Operations:
Net Investment Income	$486	$34
Net Realized Gain on Investments	1,001	3,058
Net Change in Unrealized Appreciation on Investments	3,662	29,856
Net Increase in Net Assets Resulting from Operations	5,149	32,948
Dividends and Distributions:
Net Investment Income	(636)	(118)
Net Realized Gain	(1,019)	—
Total Dividends and Distributions	(1,655)	(118)
Capital Share Transactions:
Issued	9,657	8,900
Reinvestment of Dividends and Distributions	1,639	117
Redeemed	(17,351)	(23,446)
Net Decrease in Net Assets Derived from Capital Share Transactions	(6,055)	(14,429)
Total Increase (Decrease) in Net Assets	(2,561)	18,401
Net Assets:
Beginning of Year	188,051	169,650
End of Year	$185,490	$188,051
Undistributed Net Investment Income	$—	$—

Shares Issued and Redeemed:
Issued	402	444
Reinvestment of Cash Distributions	71	6
Redeemed	(736)	(1,193)
Net Decrease in Shares Outstanding from Capital Share Transactions	(263)	(743)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

	Net Asset Value, Begi- nning of Year	Net Inves- tment Income(1)	Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Divid- ends from Net Investment Income	Distri- butions from Net Realized Gains	Return of Capital	Total Dividends and Distrib- utions	Net Asset Value, End of Year	Total Return(2)	Net Assets, End of Year (000)	Ratio of Expe- nses to Average Net Assets	Ratio of Net Invest- ment Income to Average Net Assets	Port- folio Turnover Rate
2011	$21.31	$0.06	$0.48	$0.54	$(0.07)	$(0.12)	$—	$(0.19)	$21.66	2.47%	$185,490	1.21%	0.24%	6%
2010	17.73	—	3.59	3.59	(0.01)	—	—	(0.01)	21.31	20.27	188,051	1.21	0.02	21
2009	14.98	0.01	2.79	2.80	(0.01)	(0.02)	(0.02)	(0.05)	17.73	18.84	169,650	1.24	0.04	11
2008	25.15	0.05	(8.75)	(8.70)	(0.07)	(1.40)	—	(1.47)	14.98	(36.30)	165,210	1.18	0.25	30
2007	23.59	0.18	2.80	2.98	(0.19)	(1.23)	—	(1.42)	25.15	12.98	268,658	1.18	0.74	20

(1)	Per share data was calculated using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2011

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2011, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2011

time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments, in thousands, are measured at October 31, 2011:

      Investments in Securities

	Level 1	Level 2	Level 3	Total
Common Stock	$176,521	$—	$—	$176,521
Corporate Obligations	—	1,539	—	1,539
Short-Term Investment	6,165	—	—	6,165

Total	$182,686	$1,539	$—	$184,225

For the year ended October 31, 2011, there have been no significant changes to the Fund’s fair valuation methodologies.

For the year ended October 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2011, there were no Level 3 securities.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2011

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2011, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income —

Security transactions are accounted for on the

date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders —

Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2011, the Fund was allocated CCO fees totaling $5,567.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays a brokerage commission in accordance with the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2011, the Adviser received $4,279 in brokerage commissions.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2011

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.30% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion. There were no fees waived during the year ended October 31, 2011.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the year ended October 31, 2011, were as follows:

Purchases	$13,613
Sales	10,643

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to real estate investment trust adjustments and distribution adjustments have been reclassified to/from the following accounts as of October 31, 2011:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$150	$(150)	$—

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$636	$1,019	$1,655
2010	83	35	118

As of October 31, 2011 the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$422
Undistributed Long-Term Capital Gains	429
Unrealized Appreciation	17,666

Total Distributable Earnings	$18,517

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2011

For Federal income tax purposes, the cost of securities owned at October 31, 2011, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at October 31, 2011, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$166,559	$50,089	$(32,423)	$17,666

8. Other:

At October 31, 2011, one shareholder of record held 92% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10. Subsequent Events:

There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of FMC Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMC Strategic Value Fund of The Advisors’ Inner Circle Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2011

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$816.40	1.20%	$5.49
Hypothetical 5% Return	1,000.00	1,019.16	1.20	6.11
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who maybe deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of November 16, 2011.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEi Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEi Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT BOARD MEMBERS[3]

CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

JOSEPH T. GRAUSE JR. 59 yrs. old	Trustee (Since 2011)

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public com panies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]

INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 -2006). Director, The FBR Rushmore Funds (2002 - 2005). Trustee, Diversified Investors Portfolios (2006 - 2008).

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President –Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Fund, L.P, SEI Structured Credit Fund, LP., SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	None.
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

None.
DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	None.
TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

None.
JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.	None.
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.	None.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

NOTICE TO SHAREHOLDERS

OF

FMC STRATEGIC VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	61.58%	38.42%	100.00%	100.00%	100.00%	0.00%	4.11%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short- term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemptions of these amounts in state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. with holding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.